Exhibit 99.44

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-J

KEY PERFORMANCE FACTORS
March 31, 2000



Expected B Maturity 09/15/2009


Blended Coupon 7.0937%


Excess Protection Level
3 Month Average   5.56%
March, 2000   5.72%
February, 2000   5.88%
January, 2000   5.09%


Cash Yield19.39%


Investor Charge Offs 4.70%


Base Rate 8.98%


Over 30 Day Delinquency 4.65%


Seller's Interest 8.73%


Total Payment Rate15.20%


Total Principal Balance$49,480,326,758.32


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$4,321,526,239.83